UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2006


                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)


          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000
               ---------------------------------------------------


                                      None
                --------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


(b) American Express Company (the "Company") is reporting in this filing that following his change in status at Bristol-Myers Squibb Company, Peter R. Dolan resigned as a director of the Company effective September 15, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)

                                            By:    /s/ Stephen P. Norman
                                                   ---------------------
                                            Name:  Stephen P. Norman
                                            Title: Secretary




DATE:   September 18, 2006